Regulatory Matters	12 Months Ended
Sep. 30, 2011
Regulatory Matters [Abstract]
Regulatory Matters

3.	REGULATORY MATTERS
The SCC exercises regulatory authority over the natural gas operations of Roanoke Gas Company. Such regulation encompasses terms, conditions and rates to be charged to customers for natural gas service, safety standards, extension of service, accounting and depreciation.
On November 1, 2010, Roanoke Gas Company placed into effect new base rates, subject to refund, that provided for approximately $1,400,000 in additional annual non-gas revenues. On April 6, 2011, the SCC issued a final order granting the Company a rate award in the amount of $814,000 in additional non-gas revenues. In June 2011, the Company completed its refund for the difference between the rates placed into effect on November 1 and the final rates approved in the Commission order.
On September 15, 2011, the company filed a request for an expedited increase in rates with the SCC. The request was for an increase of approximately $1,100,000 in annual non-gas revenues. As provided for under this expedited rate request, the Company was able to place the increased rates into effect for service rendered on or after November 1, 2011, subject to refund pending a final order by the SCC. The public hearing on the request for this rate increase is scheduled for March 27, 2012, with a final order expected some time after that date.